THE MANAGERS FUNDS
      SHORT GOVERNMENT AND INTERMEDIATE
                MORTGAGE FUNDS

     Supplement dated October 22, 1998 to
         Prospectus dated May 1, 1998

The following information superseded that contained in the Prospectus solely with respect to the following Fund:

Short Government Fund
----------------------
     On   October  15,  1998,  the  Board   of
Trustees of The Managers Funds determined that
it   was   in  the  best  interests   of   the
shareholders of Managers Short Government Fund
to  close the Fund.  Accordingly, the Board of
Trustees  approved  a plan  to  liquidate  the
assets  of Managers Short Government Fund  and
terminate  the Fund as of November  19,  1998.
It  is expected that the cash proceeds of  the
liquidation, less a small amount set aside for
the liabilities and debts of the Fund, will be
distributed  to  shareholders  in  a  complete
redemption  of  their  shares  on  or   before
November 19, 1998.



October 22, 1998